EXHIBIT 10.1

fourth AMENDMENT TO

CREDIT AND SECURITY AGREEMENT

This fourth Amendment to Credit AND SECURITY Agreement (this “Amendment”) is entered into as of October 10, 2013, by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”) and SALUS CLO 2012-1, LTD. (“Salus CLO”) and SALUS CAPITAL PARTNERS, LLC (“SCP”, together with Salus CLO, each a “Lender” and collectively, the “Lenders”).

RECITALS

WHEREAS, Borrowers and Salus CLO are parties to that certain Credit and Security Agreement, dated as of May 31, 2012 (as amended, supplemented, modified and in effect from time to time, the “Credit Agreement”; all capitalized terms used but not specifically defined herein shall have the respective meanings provided for such terms in the Credit Agreement); and

WHEREAS, SCP was the original Lender under the Credit Agreement and on February 6, 2013, SCP assigned its rights and obligations in its capacity as a Lender under the Credit Agreement and the other Loan Documents to Salus CLO whereupon Salus CLO became the sole Lender under the Credit Agreement and the other Loan Documents; and

WHEREAS, Borrowers have requested that the Lender increase the amount of the Line of Credit by up to $15,000,000 by (i) adding a discretionary $4,000,000 accordion feature to the Line of Credit, and (ii) increasing the amount of the FILO Advance by up to $11,000,000 (or such greater amount determined by the Lender as provided herein) (the “Tranche A-2 Advance) (as more fully described in this Amendment), and the Lender has agreed to do so on the terms and conditions set forth herein; and

WHEREAS, SCP has agreed to fund the Tranche A-2 Advance and by its execution of this Amendment shall become a Lender under the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to the Credit Agreement. As of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

A.           Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms, each such term to be inserted in its proper alphabetical order:

“Commitment” shall mean, as to any Lender, such Lender’s commitment to make Advances under this Agreement and “Commitments” shall mean the Commitment of all Lenders. As of the Fourth Amendment Effective Date, the Commitments of the Lenders are as set forth on Exhibit A to the Fourth Amendment.”

“Consummation of the Merger Transaction” means the consummation of the Merger Transaction in a manner satisfactory to the Lender in its sole discretion, following the satisfaction or waiver of all conditions precedent thereto.”

“Fourth Amendment” means the Fourth Amendment to Credit and Security Agreement, dated as of October 10, 2013, by and among the Borrowers and Lender.”

“Fourth Amendment Effective Date” means October 10, 2013.”

“Initial Tranche A-2 Advance” is defined in Section 2.1(b)(ii) of this Agreement.

“Initial Tranche A-2 Advance Repayment Date” means (i) April 10, 2014 if the Consummation of the Merger Transaction has not occurred on or before such date, or (ii) the Termination Date if the Consummation of the Merger Transaction has occurred on or before April 10, 2014.

“Merger Transaction” means the “Merger” (as such term is defined in Amendment No. 1 to the Schedule 13D filed on September 27, 2013, by Five Island Asset Management LLC, et. al with respect to Frederick’s of Hollywood Group Inc.) and the transactions contemplated thereby.

“Required Lenders” means Lenders holding more than fifty percent (50%) of the Commitments or, after the termination of the Commitments, Lenders holding more than fifty percent (50%) of the aggregate outstanding Obligations.”

“Supplemental Fee Letter” means the fee letter dated as of the Fourth Amendment Effective Date by and among the Borrowers and the Lender.

“Tranche A-1 Advance” means the initial $14,000,000 principal amount of the FILO Advance funded to the Borrowers prior to the Fourth Amendment Effective Date, plus interest (including PIK Interest), fees, and other amounts accrued on such principal amount, less any amounts repaid by Borrowers pursuant to Section 2.1(h), Section 2.1(i), and Section 2.7(c) of this Agreement.”

“Tranche A-2 Advance” means a portion of the principal of the FILO Advance in an amount up to $11,000,000 or such greater amount elected to be advanced by Lender in its sole discretion pursuant to Section 2.1(b)(ii) of this Agreement, plus interest (including PIK Interest), fees, and other amounts accrued on such principal amount, less any amounts repaid by Borrowers pursuant to Section 2.1(h), Section 2.1(i), and Section 2.7(c) of this Agreement. The initial advance in respect of the Tranche A-2 Advance in the amount of $5,000,000 is being funded to the Borrowers on the Fourth Amendment Effective Date.”

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B.           Section 1.1 of the Credit Agreement is hereby amended by deleting the defined terms “Applicable Margin”, “FILO Advance”, “Maximum FILO Amount”, Maximum Line of Credit”, “PIK Interest” and “Revolving Note” in their entirety and replacing such terms with the following:

“Applicable Margin” means (i) with respect to Advances under the Line of Credit (other than the FILO Advance), four percent (4.0%), (ii) with respect to the Tranche A-1 Advance, eleven and one-half percent (11.5%), and (iii) with respect to the Tranche A-2 Advance, thirteen and one-half percent (13.5%).”

“FILO Advance” means a portion of the Line of Credit attributable to the Tranche A-1 Advance and Tranche A-2 Advance. Notwithstanding fluctuations in the amount of the outstanding Advances, timing of when Advances were made and/or the Maximum FILO Amount, (i) the FILO Advance shall, at all times, be deemed to be the initial amounts advanced by Lender under the Line of Credit and except as otherwise provided in this Agreement, the last amounts repaid by or for the account of Borrowers under the Line of Credit, and (ii) within the FILO Advance, the Tranche A-2 Advance shall under all circumstances be deemed to be the initial amounts advanced by the Lender with respect to the FILO Advance and the last amount repaid by or for the account of Borrowers under the FILO Advance.”

“Maximum FILO Amount” means the sum of (i) the lesser of (x) $25,000,000, or (y) one hundred percent (100%) of the fair market value of Borrowers’ Intellectual Property Rights, based upon the most recent appraisal of such Intellectual Property Rights received by Lender, plus (ii) the incremental amount (if any) elected to be advanced by Lender in its sole discretion pursuant to the terms of Section 2.1(b)(ii) of this Agreement; provided, however, that (x) in the event that the Consummation of the Merger Transaction does not occur by April 10, 2014, the Maximum FILO Amount shall on such date be the lesser of (A) $19,000,000 and (B) 85% of the fair market value of the Borrowers’ Intellectual Property Rights, and (y) on the Initial Tranche A-2 Advance Repayment Date the Maximum FILO Amount shall be the lesser of (A) $14,000,000 and (B) 85% of the fair market value of the Borrowers’ Intellectual Property Rights; in each case, less any amounts repaid by Borrowers pursuant to Section 2.1(h), Section 2.1(i), and Section 2.7(c) of this Agreement.”

“Maximum Line of Credit” means $35,000,000, as such amount may be permanently increased pursuant to the terms of Section 2.1(a)(ii) and/or Section 2.1(b)(ii) of this Agreement, or permanently reduced pursuant to the terms of Section 2.7(c) of this Agreement; provided, however, that in the event that the Consummation of the Merger Transaction does not occur by April 10, 2014, (i) the Maximum Line of Credit shall on such day be reduced to $29,000,000, and (ii) on the Initial Tranche A-2 Advance Repayment Date, the Maximum Line of Credit shall be reduced by the sum of $5,000,000.”

“PIK Interest” is defined in Section 2.4(b)(ii) of this Agreement.

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“Revolving Note” means the amended and restated revolving note in the form of Exhibit B attached to the Fourth Amendment, made payable to the order of each Lender, in the amount of such Lender’s Commitment and delivered to the Lender pursuant to the Fourth Amendment, as such promissory note may be amended, supplemented, restated, modified or extended from time to time, and any promissory note or notes issued in exchange or replacement therefor.”

C.	Section 2.1(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor, the following:

“(a)        Line of Credit and Limitations on Borrowing.

(i)           Subject to the terms and conditions set forth in this Agreement, Lender shall make Advances under the Line of Credit from time to time through the Termination Date in an aggregate amount not to exceed at any time the lesser of (i) the Maximum Line of Credit, and (ii) the Borrowing Base. Borrowers may periodically borrow, repay in whole or in part, and reborrow under the Line of Credit as provided in this Agreement; provided, however, that amounts repaid by Borrowers on account of the FILO Advance may not be reborrowed by Borrowers. Lender has no obligation to make any Advance (x) at any time that a Default or Event of Default has occurred and is continuing, or (y) if an Overadvance has or would occur after giving effect to the requested Advance.

(ii)           Subject to the terms and conditions set forth in this Agreement, so long as no Default or Event of Default has occurred and continues to exist, the Maximum Line of Credit may, at the request of Borrower (but subject to Lender’s prior written consent, which consent shall be given or denied in the sole discretion of Lender), be permanently increased by an amount of up to Four Million Dollars ($4,000,000), exercisable either (i) in two (2) increments of $2,000,000 requested and approved independently or (ii) one (1) $4,000,000 increase. Borrower may exercise such option at any time, by delivering written notice to Lender stating Borrower’s request to increase the Maximum Line of Credit and indicating the date on which Borrower desires such increase to be effective (which date shall not be less than ten (10) days after the date of such notice). Any such increase in the Maximum Line of Credit shall be conditioned upon (A) Lender’s receipt and approval of a revised Business Plan evidencing the proposed increase in the Maximum Line of Credit and such other matters as the Lender shall reasonably request, (B) the absence of any Default or Event of Default as of the date of Borrower’s notice to Lender pursuant to this Section 2.1(a)(ii) and as of the effective date of the proposed increase in the Maximum Line of Credit, (C) payment by Borrower to Lender of the Accordion Fee as defined and described in the Supplemental Fee Letter, and (D) execution of Loan Documents to evidence any such increase (including, without limitation, a new Revolving Note) in form and substance acceptable to Lender.”

D.	Section 2.1(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor, the following:

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“(b)        FILO Advance.

(i)           Tranche A-1 Advance. On the Closing Date the Lender made the original FILO Advance to the Borrower in the initial principal amount of $9,000,000. Subsequent to the making of such Advance, on May 31, 2012, the principal balance of the FILO Advance was deemed increased to $14,000,000. Immediately prior to the Fourth Amendment Effective Date the outstanding principal balance of the FILO Advance was $14,127,147, inclusive of PIK Interest accrued thereon through the most recent Interest Payment Date, but exclusive of interest (including PIK Interest) accrued following such Interest Payment Date. As of the Fourth Amendment Effective Date, the aggregate outstanding balance of the FILO Advance shall be deemed to be the Tranche A-1 Advance under this Agreement, which, together with the Tranche A-2 Advance referred to below, constitutes the FILO Advance hereunder. The FILO Advance constitutes the “first in last out tranche” of the aggregate Advances made by Lender to Borrowers under this Agreement, and, except as otherwise expressly provided herein, shall be the last principal portion of Advances repaid hereunder. Except for amounts repaid under Sections 2.1(f)(ii), 2.1(h) and 2(i) hereof, amounts repaid on account of the principal balance of the Advances by or on behalf of the Borrowers, or proceeds realized upon Collateral, whether prior to or following the occurrence of an Event of Default, shall be applied first, to reduce the principal balance of the Advances other than the FILO Advance, until paid in full, and then against the FILO Advance (with amounts applied to the FILO Advance to be applied first against the Tranche A-1 Advance until paid in full, and then against the Tranche A-2 Advance.

(ii)           Tranche A-2 Advance. On the Fourth Amendment Effective Date, Lender agrees to make an initial Advance to Borrowers in respect of the Tranche A-2 Advance, in an amount equal to Five Million Dollars ($5,000,000) (the “Initial Tranche A-2 Advance”). Subject to the terms and conditions set forth in this Agreement, at Borrowers’ option concurrently with the Consummation of the Merger Transaction, Lender shall, subject to the terms and conditions of this Agreement, make an additional Advance to Borrowers (or as Borrowers shall direct in writing) in respect of the Tranche A-2 Advance in an aggregate principal amount of up to $6,000,000, or such greater amount elected to be advanced by the Lender in its sole discretion, to the extent necessary to fund any and all fees, costs expenses, and obligations of the Borrowers (and, following the Consummation of the Merger, the Borrowers’ Affiliates) incurred in connection with the Merger Transaction (including, without limitation, any such amounts incurred by the Borrowers or such Affiliates of the Borrowers before, during or after the Consummation of the Merger in connection with (x) the evaluation, negotiation, arrangement, structuring, documentation and closing of the Merger Transaction, the financing thereof and all related transaction expenses (including travel expenses and fees and expenses of legal, accounting, tax and other advisors and consultants), and (y) any litigation commenced by a third party arising out of, or relating to, the Merger Transaction). Borrowers may exercise such option by delivering written notice to Lender prior to noon eastern time on any Business Day stating Borrowers’ request to increase the amounts under the Tranche A-2 Advance and indicating the amount of the increase in the Tranche A-2 Advance requested by Borrowers, and the date on which Borrowers desire such increase to be effective (which date shall not be less than one (1) Business Day after the date of such notice). Any such increase in the amounts under the Tranche A-2 Advance shall be conditioned upon (A) the absence of any Default or Event of Default as of the date of Borrowers’ notice to Lender pursuant to this Section 2.1(b)(ii) and as of the effective date of the proposed increase in the amounts under the Tranche A-2 Advance, (B) Borrowers shall have concurrently with the making of such Advance Consummated the Merger Transaction, (C) after giving effect to the requested increase in the Tranche A-2 Advance (x) the aggregate principal amount of the FILO Advance exclusive of PIK Interest accrued thereon shall not exceed the Maximum FILO Amount, and (y) the outstanding balance of the Advances shall not exceed the Borrowing Base, (D) payment by Borrower to Lender of an additional origination fee pursuant to the terms of the Supplemental Fee Letter, and (E) execution of Loan Documents to evidence any such increase (including, without limitation, a new Revolving Note) in form and substance reasonably acceptable to Lender.

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(iii)           Repayment. Except for amounts repaid under Sections 2.1(f)(ii), 2.1(h) and 2(i) hereof, amounts repaid on account of the principal balance of the Advances by or on behalf of the Borrowers, or proceeds realized upon Collateral, whether prior to or following the occurrence of an Event of Default, shall be applied first, to reduce the principal balance of the Advances (other than the FILO Advance), until paid in full, second, to reduce the principal balance of the Tranche A-1 Advance, until paid in full, and third, against the Tranche A-2 Advance. Any amounts paid by Borrowers on account of Sections 2.1(f)(ii), 2.1(h) and 2(i) hereof shall be applied first, to the Tranche A-1 Advance, until paid in full, second, to the Tranche A-2 Advance until paid in full, and then to the balance of the Obligations outstanding under this Agreement.”

E.	Section 2.4(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor, the following:

“(b)        Interest Rate Applicable to the FILO Advance.

(i)           Tranche A-1 Advance. Except as otherwise provided in this Agreement, the unpaid principal amount of the Tranche A-1 Advance shall bear interest at a rate per annum equal to the sum of (x) the LIBOR Rate, plus (y) the Applicable Margin; provided, that the effective interest rate payable by the Borrowers with respect to the Tranche A-1 Advance shall at no time be less than twelve percent (12.0%) per annum, which minimum interest rate will apply regardless of fluctuations in the LIBOR Rate that would otherwise cause the interest rate applicable to the Tranche A-1 Advance to be less than such minimum interest rate floor. Unless the Borrowers elect a lesser amount, so long as no Event of Default has occurred and is continuing, a portion of the interest payable on the Tranche A-1 Advance equal to two and one-half percent (2.5%) per annum shall be capitalized, compounded, and added to the unpaid principal amount of the Obligations on each Interest Payment Date whereupon from and after such date such additional amounts shall also accrue interest at the rate applicable to the Tranche A-1 Advance (“Tranche A-1 PIK Interest”). Upon the occurrence and continuance of an Event of Default, all Tranche A-1 PIK Interest shall be converted to cash interest and become immediately due and payable upon demand by Lender. Unless sooner paid pursuant to Section 2.1(i) hereof, all Tranche A-1 PIK Interest shall be due and payable in cash on the Termination Date.

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(ii)           Tranche A-2 Advance. Except as otherwise provided in this Agreement, the unpaid principal amount of the Tranche A-2 Advance shall bear interest at a rate per annum equal to the sum of (x) the LIBOR Rate, plus (y) the Applicable Margin; provided, that the effective interest rate payable by the Borrowers with respect to the Tranche A-2 Advance shall at no time be less than fourteen percent (14.0%) per annum, which minimum interest rate will apply regardless of fluctuations in the LIBOR Rate that would otherwise cause the interest rate applicable to the Tranche A-2 Advance to be less than such minimum interest rate floor. From and after the Consummation of the Merger Transaction, so long as no Event of Default has occurred and is continuing, a portion of the interest payable on the Tranche A-2 Advance equal to six percent (6.0%) per annum shall be capitalized, compounded, and added to the unpaid principal amount of the Obligations on each Interest Payment Date whereupon from and after such date such additional amounts shall also accrue interest at the rate applicable to the Tranche A-2 Advance (“Tranche A-2 PIK Interest” and, together with the Tranche A-1 PIK Interest, collectively, “PIK Interest”). Upon the occurrence and continuance of an Event of Default, all Tranche A-2 PIK Interest, if required by the Lender, shall be converted to cash interest and become immediately due and payable upon demand by Lender. Unless sooner paid pursuant to Section 2.1(i) hereof, all Tranche A-2 PIK Interest shall be due and payable in cash on the Termination Date.

(iii)           PIK Interest. All PIK Interest shall constitute a portion of the Obligations and bear interest at the rate applicable to the Tranche A-1 Advance or Tranche A-2 Advance as provided above in Section 2.4(b)(i) or Section 2.4(b)(ii), as applicable, but, for purposes of calculating Availability hereunder such PIK Interest shall be deemed not to constitute Advances or Line of Credit Usage hereunder.”

F.	Section 2.6(b) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor, the following:

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“(b)           Payment of Advances. The principal amount of the Advances shall be paid from time to time as provided in this Agreement, and all of the Obligations shall be fully due and payable on the Termination Date; provided, however, that the outstanding principal balance of the Initial Tranche A-2 Advance, together with all accrued interest (including Tranche A-2 PIK Interest), fees and any other amounts shall be due and payable on the Initial Tranche A-2 Advance Repayment Date.”

G.	Section 3.2(e)(ii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor, the following:

“(ii)           Lender shall have the right to have the Borrowers’ Intellectual Property Rights appraised by an appraiser reasonably satisfactory to Lender at any time and from time to time; provided, however, that unless an Event of Default has occurred and is continuing, Borrowers shall not be responsible for the costs and expenses associated with more than one (1) such appraisal in each twelve (12) month period following the Fourth Amendment Effective Date.”

H.	Section 6.2(a) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting therefor, the following:

“(a)         Minimum Excess Availability. From and after the Fourth Amendment Effective Date, Borrowers shall maintain Availability of no less than $1,500,000.”

I.	Section 9.2 of the Credit Agreement is hereby amended by deleting such section in its entirety and substituting therefor, the following:

“9.2         Amendments; Consents and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Borrowers therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall (a) unless in writing and signed by each Lender directly affected thereby, do any of the following: (i) increase the amount or extend the expiration date of any Lender’s Commitment; (ii) reduce the principal of, or interest on, the Advances or any fees or other amounts payable hereunder; or (iii) postpone any date fixed for any payment of principal of, or interest on, the Advances or any fees or other amounts payable hereunder; (b) unless in writing and signed by all of the Lenders, do any of the following: (i) amend or modify the definition of “Required Lenders”, (ii) release all or substantially all of the Collateral or release any Guarantor from its obligations under any Guaranty, (iii) amend this Section 9.2, or (iv) release any Borrower from its obligations hereunder.”

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2.           Consent to the Merger Transaction. To the extent that the Merger Transaction is consummated substantially in accordance with Schedule 13D filed on September 27, 2013, by Five Island Asset Management LLC, et. al with respect to Frederick’s of Hollywood Group Inc. (as the same may be amended from time to time) and otherwise in a manner satisfactory to the Lender in its sole (but reasonable) discretion, the Lender hereby consents to the Merger Transaction and agrees that the Merger Transaction shall not be deemed to be or cause (i) an Event of Default under Section 8.1(f) of the Credit Agreement (by reason of the occurrence of a Change of Control), (ii) a violation of Section 7.5 of the Credit Agreement (concerning restrictions against transactions with Affiliates, or (iii) a violation of Section 7.8 of the Credit Agreement (concerning restrictions against mergers).

3.           Merger Transaction Information and Documents. The Borrowers hereby agree to provide Lender (i) periodic updates on the status of the Merger Transaction, (ii) prompt notification of any decision of the Borrowers’ Board of Directors (or any special committee thereof) on whether it has approved or not approved the Merger Transaction, (iii) copies of draft and final transaction documents for the Merger Transaction, and any securities filings by the Borrowers or any other Person relative to the Merger Transaction and any related matters, and (iv) any other information concerning the Merger Transaction and matters related thereto reasonably requested by the Lender.

4.           Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent (all documents to be in form and substance satisfactory to Lender and its counsel):

(a)           Lender shall have received this Amendment and the Amended and Restated Revolving Note properly executed by the Borrowers;

(b)           Lender shall have received the Supplemental Fee Letter properly executed by the Borrowers;

(c)           Lender shall have received resolutions of the board of directors or governing body of each of the Borrowers approving the execution and delivery of this Amendment and the increase in the amount of the Line of Credit contemplated by this Amendment;

(d)           Lender shall have received an opinion of counsel to the Borrowers in form and substance reasonably satisfactory to the Lender;

(e)           After giving effect to this Amendment (i) all representations and warranties of the Borrowers set forth herein and in the Loan Documents shall be true and correct in all material respects, (ii) no Event of Default or any other event which, upon the lapse of time, service of notice, or both, which would constitute an Event of Default under any of the Loan Documents, shall have occurred and be continuing, and (iii) Borrowers shall be in material compliance with the Credit Agreement and the other Loan Documents; and Borrowers shall have certified the foregoing matters to Lender;

(f)           The Borrowers shall have paid to the Lender all fees required to be paid to the Lender on or prior to the Fourth Amendment Effective Date under the Fee Letter and/or the Supplemental Fee Letter; and

(g)           The Borrowers shall have paid to the Lender all costs and expenses incurred by the Lender required to be paid or reimbursed by Borrowers pursuant to the terms of the Credit Agreement (including, without limitation, all reasonable fees and disbursements of counsel invoiced to Borrower as of the Fourth Amendment Effective Date).

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5.           Representations, Warranties. Borrowers represent that, after giving effect to this Amendment:

(a)           No consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment which has not been obtained and which remains in full force and effect; and

(b)           As of the date hereof, all of the representations and warranties of the Borrowers set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date; and no Default or Event of Default exists under the Credit Agreement.

6.           Confirmation of Security Interests. Borrowers hereby confirm the security interests and liens granted by Borrowers to Lender, in and to the Collateral in accordance with the Credit Agreement and other Loan Documents as security for the Obligations.

7.           Payment of Lender Fees and Expenses. Borrowers agree to pay any and all fees and expenses, including reasonable counsel fees and disbursements, incurred by Lender in connection with the preparation and execution of this Amendment and all documents, instruments and agreements contemplated hereby.

8.           Ratification of Prior Amendments. Due to administrative error, Salus CLO did not sign the Second Amendment to Credit and Security Agreement dated as of May 23, 2013 (the “Second Amendment”) or the Third Amendment to Credit and Security Agreement dated as of July 25, 2013 (the “Third Amendment”, together with the Second Amendment, collectively, the “Prior Amendments”) as the Lender but rather SCP signed as the Lender. Salus CLO hereby ratifies, assumes, adopts and agrees to be bound by all of the terms of the Prior Amendments as the Lender under the Credit Agreement. The Prior Amendments hereby are and shall be deemed adopted and assumed in full by Salus CLO, and considered as agreements between the Salus CLO, as Lender on the one hand, and Borrowers, on the other hand.

9.           No Other Modifications, Conflicts with Loan Documents, etc. This Amendment is intended to supplement and modify the Credit Agreement and the rights and obligations of the parties under the Credit Agreement shall not in any way be vacated, modified or terminated except as herein provided. All terms and conditions contained in each and every agreement or promissory note or other evidence of indebtedness of Borrowers to the Lenders are incorporated herein by reference. If there is a conflict between any of the provisions of the Credit Agreement and the provisions of this Amendment, then the provisions of this Amendment shall govern.

10.           Governing Law. This Amendment shall be construed in accordance with the substantive laws (other than conflict laws) of the State of New York.

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11.           Full Force and Effect. Except as expressly amended hereby, all terms and conditions of the Credit Agreement, and any and all Exhibits annexed thereto and all other writings submitted by the Borrowers to the Lender pursuant thereto, shall remain unchanged and in full force and effect.

12.           Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be considered one and the same document. Delivery of an executed counterpart of a signature page of this document by facsimile or by electronic mail or e-mail file attachment shall be effective as delivery of a manually executed counterpart of this document.

13.           RELEASE. EACH BORROWER, TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE INDEBTEDNESS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWERS MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOAN OR ADVANCE, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to the Credit and Security Agreement to be executed and delivered as of the day and year first above written.

BORROWERS:

FREDERICK’S OF HOLLYWOOD GROUP INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FOH HOLDINGS, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	/s/ Thomas Rende
Name: Thomas Rende
Title: Chief Financial Officer

[Fourth Amendment to Credit and Security Agreement]

LENDERS:

SALUS CLO 2012-1, LTD.

By: Salus Capital Partners II, LLC,
Its: Collateral Manager

By:	/s/ Kyle Shonak
Name: Kyle Shonak
Title: Senior Vice President

SALUS CAPITAL PARTNERS, LLC

By:	/s/ Kyle Shonak
Name: Kyle Shonak
Title: Senior Vice President

[Fourth Amendment to Credit and Security Agreement]

Exhibit A

Lender Commitments

Revolving Advances (non-Tranche A-1 Advance or Tranche A-2 Advance)

Lender	Commitment

Salus CLO 2012-1, Ltd.	$10,000,000

Tranche A-1 Advance

Lender	Commitment

Salus CLO 2012-1, Ltd.	$14,000,000

Tranche A-2 Advance

Lender	Commitment

Salus Capital Partners, LLC	$11,000,000

Exhibit B

Form of Amended and Restated Revolving Note

[See Exhibit 10.2 to Form 8-K, dated October 10, 2013]